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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2004

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

           Delaware                       0-18630                   95-4274680
(State or other jurisdiction of       (Commission File            (IRS Employer
       incorporation) No.)                 Number)                Identification

                777 North Broadway, Los Angeles, California 90012
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (213) 625-4700

          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

(c) Exhibits

      99.1 Press Release dated January 27, 2004.

Item 12. Results of Operations and Financial Condition.

      The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Cathay General Bancorp under the Securities Act of 1933, as amended. On January 27, 2004, Cathay General Bancorp announced, in a press release, its financial results for the quarter ended December 31, 2003. That press release is attached hereto as exhibit 99.1.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2004

                                     CATHAY GENERAL BANCORP

                                     By: /s/ Heng W. Chen
                                         -----------------------------
                                         Heng W. Chen
                                         Executive Vice President and
                                         Chief Financial Officer

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                                  EXHIBIT INDEX

Number         Exhibit
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99.1           Press Release, dated January 27, 2004.